GPS FUNDS II

GuidePath® Growth Allocation Fund
GuidePath® Conservative Allocation Fund
GuidePath® Tactical Allocation Fund
GuidePath® Absolute Return Allocation Fund
GuidePath® Multi-Asset Income Allocation Fund
GuidePath® Flexible Income Allocation Fund
(collectively, the “GuidePath® Allocation Funds”)

GuidePath® Conservative Income Fund
GuidePath® Income Fund
GuidePath® Growth and Income Fund
(collectively, the “GuidePath® Income Funds” and with the GuidePath® Allocation Funds, the “Funds”)

Supplement dated March 23, 2022
to the Prospectuses (“Prospectus”) and Statement of Additional (“SAI”) dated July 31, 2021, as amended

This supplement serves as notification of, and provides information regarding, certain changes to the Funds.

1.  Change in Portfolio Managers for the Funds

Effective March 11, 2022, Mike Cheng resigned from AssetMark, Inc., the investment adviser to the Funds, and no longer serves as a portfolio manager to the GuidePath® Income Funds. Additionally, effective March 18, 2022, Matthew Goff resigned from AssetMark, Inc., the investment adviser to the Funds, and no longer serves as a portfolio manager to the Funds. Accordingly, all references to Mr. Goff and Mr. Cheng in the Prospectus and SAI are hereby removed.

David McNatt and Selwyn Crews, who shared portfolio management duties with Mr. Goff, are primarily responsible for the day-to-day management of the GuidePath® Allocation Funds. Mr. McNatt and Davin Gibbins, who shared portfolio management duties with Mr. Cheng, are primarily responsible for the day-to-day management of the GuidePath® Income Funds.

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Please retain this supplement for your reference.